Commitments	12 Months Ended
Dec. 31, 2015
Commitments [Abstract]
COMMITMENTS

Notes 12 – COMMITMENTS

The Company leases facilities with expiration dates between February 2016 and December 2024. Rental expense for the years ended December 2015, 2014 and 2013 was $1,426,695, $788,216 and $430,835, respectively. The Company has future minimum lease obligations as of December 31, 2015 as follows:

2016	$1,140,480
2017	952,541
2018	577,112
2019	478,275
2020	438,613
Thereafter	692,986
Total	$4,280,007